                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report:  August 21, 2000


                        Volkswagen Dealer Finance, LLC.
                        -------------------------------
              (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS


        Delaware                   33-34266                     38-2748796
        --------                   --------                     ----------

(State of Incorporation)    (Commission File Number)      (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan  48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code:  (248) 340-6550

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended August 21, 2000, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          Designation                  Description                        Method of Filing
          -----------                  -----------                        ----------------

          Exhibit 20            Report for the month ended                Filed with this report.
                                August 21, 2000 provided to
                                Bank One, as trustee under
                                the Volkswagen Credit Auto
                                Master Owner Trust, Series
                                2000-1

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Volkswagen Credit Auto Master Owner Trust



                                   By: Volkswagen Dealer Finance, LLC


                                   By: /s/ Timothy J. Flaherty
                                       -------------------------------------
                                           Timothy J. Flaherty